U. S. Securities and Exchange Commission
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                December 21, 2009
                (Date of Report: Date of earliest event reported)


                            HANGMAN PRODUCTIONS, INC.
                           ------------------------
       (Name of Small Business Issuer as specified in its charter)

            UTAH                     000-50892              87-0638511
            ----                     ---------              ----------
(State or other jurisdiction    Commission File No.   (Employer I.D. No.)
      of organization)

                         1338 South Foothill Drive, #200
                            Salt Lake City, UT 84108
                                -----------------
                     (Address of Principal Executive Office)

         Issuer's Telephone Number, including Area Code: (801) 649-3519

                                       NA

          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

     Item 8.01 Other Events

Effective on the opening of business December 21, 2009, the Company declared a dividend on its outstanding common stock on the basis of two for one, with all fractional shares to be rounded up to the nearest whole share, with any shares needed for such rounding to be authorized and issued by the Company, and such dividend to be subject to a mandatory exchange of certificates, so that the net effect of the dividend is a two for one forward split of the outstanding common stock.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                      HANGMAN PRODUCTIONS, INC.


                                      By: /S/ JAMES DOOLIN
Date: 12/21/09                        James Doolin, Principal Financial Officer,
                                      President and Director




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